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                                                                EXHIBIT 10.23(a)

                                AMENDMENT NO. 1
                                       TO
                           STOCK OPTION AGREEMENT-II

     THIS AMENDMENT is made on July 29, 1996 between E. David Corvese ("Corvese") and John H. Klein ("Optionee").

                                   Background
                                   ----------

     1. Pursuant to a Stock Option Agreement-II dated as of May 30, 1996 (the "Option Agreement"), Corvese granted to Optionee the right and option (the "Option") to purchase 1,860,000 of his shares of common stock, par value $.0001 per share, of MIM Corporation (the "Option Shares").

     2. Corvese and Optionee wish to amend the Option Agreement to change the purchase price of the Option Shares.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Section 2 of the Option Agreement is amended and restated in its entirety to read as follows:

               "2. Purchase Price.  The purchase price per share (the "Option
                   --------------
               Price") of the Option Shares shall be $7.50.

          2. Upon exercise of the Option, Corvese shall have the right to cause MIM Holdings, LLC ("Holdings") to sell and transfer to Optionee an appropriate number of Holdings' shares of common stock of MIM Corporation in lieu of Corvese's Option Shares in satisfaction of Corvese's obligations under the Option Agreement.

          3. This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of Corvese and the executors, administrators, legatees, heirs and legal representatives of Optionee.

          4. This Agreement shall be construed in accordance with, and its interpretation shall otherwise be governed by, the laws of the State of Delaware, without regard to principles of conflict of laws thereof.

          5. Except as provided in this Amendment, all of the terms and provisions of the Option Agreement shall remain in full force and effect.

          6.   The foregoing amendment is effective as of May 30, 1996.

          IN WITNESS WHEREOF, Corvese and Optionee hereby execute this Amendment as of the day and year first above written.


                                    /s/ E. David Corvese
                                    ____________________________________
                                    E. David Corvese


                                    /s/ John H. Klein
                                    ____________________________________
                                    John H. Klein